UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 9, 2026
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Vir Biotechnology, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39083	81-2730369
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 Owens Street, Suite 900
San Francisco, California		94158
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (415) 906-4324
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	VIR	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 9, 2026, the Board of Directors (the Board) of Vir Biotechnology, Inc. (the Company), upon the recommendation of the Nominating and Corporate Governance Committee of the Board, approved an increase in the size of the Board from seven to eight members and the appointment of Timothy Coughlin, CPA, to fill the newly created vacancy and serve on the Board as a Class III director until the Company’s 2028 annual meeting of stockholders, as well as the appointment of Mr. Coughlin as Chair of the Audit Committee of the Board, in each case effective immediately. Mr. Coughlin was not selected by the Board to serve as a director pursuant to any arrangement or understanding with any person, and there are otherwise no related party transactions between the Company and Mr. Coughlin that are subject to disclosure under Item 404(a) of Regulation S-K.
As a non-employee director, Mr. Coughlin will receive the standard cash and equity compensation set forth in the Company’s non-employee director compensation policy and described under the caption “Director Compensation” in the Company’s 2026 Proxy Statement, filed with the Securities and Exchange Commission (SEC) on April 16, 2026. Pursuant to the automatic grant program under such policy, on his appointment date, Mr. Coughlin was granted stock option and restricted stock unit awards under the Company’s 2019 Equity Incentive Plan, each in the amounts set forth and subject to vesting and other terms as provided for in the policy.
In addition to the indemnification provided for directors in the Company’s Bylaws, the Company has entered into its standard form of indemnity agreement with Mr. Coughlin, a copy of which was previously filed as Exhibit 10.1 to the Company’s registration statement on Form S-1 (File No. 333-233604), filed with the SEC on September 3, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIR BIOTECHNOLOGY, INC.

Date:	June 10, 2026	By:	/s/ Marianne De Backer
Marianne De Backer, M.Sc., Ph.D., MBA President and Chief Executive Officer